Cheniere Energy August 2013

Forward Looking Statements 2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders;  statements regarding Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from Sabine Pass LNG, L.P., Sabine Pass Liquefaction, LLC or Cheniere Creole Trail Pipeline, L.P.;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefaction facilities, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed liquefaction facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of liquefied natural gas (“LNG”) imports into or exports from North America and other countries worldwide, regardless of the source of such information, or the transportation or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our natural gas liquefaction trains (“Trains”), or modifications to the Creole Trail Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding any business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues and capital expenditures and EBITDA, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, requirements, permits, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 22, 2013, each as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 1, 2013, and the Cheniere Energy Partners, L.P. Current Report on Form 8-K filed with the SEC on May 29, 2013, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward-looking statements.

2.0% Interest & Incentive Dist. Rights Cheniere Energy, Inc. (NYSE MKT: LNG) Sabine Pass LNG, L.P. (“SPLNG”) Sabine Pass Liquefaction, LLC (“SPL”) Cheniere Energy Partners, L.P. (NYSE MKT: CQP) Cheniere Creole Trail Pipeline, L.P. (“CTPL”) Corpus Christi Liquefaction, LLC Cheniere Marketing, LLC (“CMI”) Cheniere Energy Partners GP, LLC 55.9% Interest (1) 100% Interest 100% Interest 100% Interest 100% Interest (1) Represents ownership interest before accretion of Class B units. Future Developments Summary Organizational Structure 3  Blackstone 29.0% (1)  Public 13.1% (1)  13.5 mtpa LNG production, 3 trains  4.0 Bcf/d of regas  17 Bcf of storage  2 berths  2 mtpa SPL volumes  LNG vessel charters  1.5 Bcf/d capacity for SPL  Up to 27.0 mtpa LNG production, 6 trains • 18 mtpa under construction • 9 mtpa of addt’l development

Operating Assets Sabine Pass LNG Terminal Creole Trail Pipeline 4

Contracted Capacity at SPLNG
Third Party Terminal Use Agreements (TUAs)

Long-term, 20 year "take-or-pay" style commercial contracts
~$253MM annual fixed fee revenue

	TOTAL Total Gas & Power N.A.	Chevron Chevron U.S.A. Inc.
Capacity	1.0 Bcf/d	1.0 Bcf/d
Fees (1)		
Reservation Fee (2)	$0.28/MMBTU	$0.28/MMBTU
Opex Fee (3)	$0.04/MMBTU	$0.04/MMBTU
Full-Year Payments	$124 million	$129 million
Term	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.
Guarantor Credit Rating **	Aa1/AA	Aa1/AA
Payment Start Date	April 1, 2009	July 1, 2009

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.

Note: Termination Conditions – (a) force majeure of 18 months or (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months.

**Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security.

5

CHENIERE

Projected Global LNG Demand Growth Regional LNG Import Outlook (mtpa)* Source: Facts Global Energy 18 20 19 2015 2020 2030 2015 2020 2030 6 14 30 2015 2020 2030 2015 2020 2030 Americas Europe Asia Middle East *Base-case scenario 192 242 310 87 123 152 From 303 mtpa (~40 Bcf/d) in 2015 to 511 mtpa (~68 Bcf/d) in 2030 – 3.5% CAGR ~ 14 mtpa average growth (~three 4.5 mtpa trains) 6

0 2 4 6 8 10 12 14 16 18 20 A u g- 0 9 A u g- 1 0 A u g- 1 1 A u g- 1 2 A u g- 1 3 $/MMBtu Regional Natural Gas & LNG Prices As of August 12, 2013 NBP IFERC HH Monthly Japan Avg LNG European Gas Contract Estimated Prices Henry Hub: $4.00 / MMBtu Brent Crude: $100 / Barrel ($/MMBtu) Americas Europe Asia Henry Hub 4.00 $ 4.00 4.00 Fuel/Basis Shipping 0.50 1.00 3.00 0.60 0.60 0.60 $ 8.10 8.60 10.60 4.40 Regional Price @ 15% 15.00 12.00 15.00 Margin 6.90 $ 3.40 Liquefaction 3.00 3.00 3.00 Delivered Cost Source: Cheniere Research estimates Compelling Price Advantage Current Prices = ~$1B-$3B of Spread for Each Bcf/d @ 12% @ 15% $ $ $ $ $ $ Worldwide Gas Prices = 11% to 15% of Crude Oil 7 $3.30 $9.95 $15.05 $9.71

Brownfield LNG Export Project Utilizes Existing Assets
Trains 1-4 Fully Contracted, Under Construction

Design production capacity is expected to be ~4.5 mtpa per train


Existing operational facility
Permitted Trains 1 – 4
Trains 5 & 6

Current Facility
- ~1,000 acres in Cameron Parish, LA
- 40 ft ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcf of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1 & 2
- LSTK EPC contract w/ Bechtel using ConocoPhillips' Optimized Cascade® Process
- Total EPC contract price ~$3.97 billion
- Overall construction 38% complete (as of 6/13)
- Operations estimated late 2015/2016

Liquefaction Trains 3 & 4
- LSTK EPC contract w/ Bechtel using ConocoPhillips' Optimized Cascade® Process
- Total EPC contract price ~$3.77 billion
- Contract terms materially same as Trains 1&2
- Guaranteed schedule shorter than Trains 1&2
- Construction commenced in May 2013
- Operations estimated 2016/2017

Liquefaction Expansion - Trains 5 & 6
- Bechtel commenced preliminary engineering
- Permitting initiated February 2013
- FERC application to be completed in 2H 2013

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

8

CHENIERE

LNG Sale and Purchase Agreements (SPAs)

~20 mtpa "take-or-pay" style commercial agreements
~$2.9B annual fixed fee revenue for 20 years

	BG GROUP BG Gulf Coast LNG	gasNatural fenosa Gas Natural Fenosa	KOGAS Korea Gas Corporation	GAIL GAIL (India) Limited	TOTAL Total Gas & Power N.A. [6]	centrica Centrica plc [6]
Annual Contract Quantity (MMBtu)	286,500,000 [1]	182,500,000	182,500,000	182,500,000	104,750,000 [1]	91,250,000
Annual Fixed Fees [2]	~$723 MM [3]	~$454 MM	~$548 MM	~$548 MM	~$314 MM	~$274 MM
Fixed Fees $/MMBtu [2]	$2.25 - $3.00	$2.49	$3.00	$3.00	$3.00	$3.00
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term from Contract Start Date [4]	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A.	N/A	N/A	Total S.A.	N/A
Corporate / Guarantor Credit Rating [5]	A/A2	BBB/Baa2	A/A1	NR/Baa2/BBB-	AA/Aa1	A-/A3/A
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	N/A	N/A
Contract Start Date	Train 1 + additional volumes with Trains 2,3,4	Train 2	Train 3	Train 4	Train 5	Train 5

(1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations.
(2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica.
(3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational.
(4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances.
(5) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(6) Conditions precedent must be satisfied by June 30, 2015 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.

9
CHENIERE

Sabine Pass Liquefaction – Stage 1 Construction

Aerial View of SPL Construction – June 2013 11 Train 1 Train 2 Compressor Area T1 Air Coolers Cold Box Foundations Compressor Area T2 Propane Condenser Foundations

SPLNG Estimated Cash Flows (With Trains 1 – 4 Operational) Total Revenues Total Expenses Total Chevron SPL Other EBITDA (1) 127 133 290 10 560 (65) $ 495 $ Distributable cash flow to CQP $ 365 ($ in millions) Debt Service (2) (130) Annualized (1) EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. Because we have not forecasted depreciation expense and non-operating items, we have not made any forecast of net income, which would be the most directly comparable financial measure under generally accepted accounting principles, or GAAP, and we are unable to reconcile differences between forecasts of EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis. (2) Assumes refinancing of the 2016 and 2020 notes at an interest rate comparable to existing SPL interest rates. Note: The above represents a single financing scenario. Estimates are as of August 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. 12

SPL Estimated Cash Flows

Expect > 3X EBITDA: Debt Service Coverage And < 5X Debt: EBITDA

($ in millions)	Trains 1-4	Trains 1-6
BG	$ 725	$ 725
Gas Natural	455	455
KOGAS	550	550
GAIL	550	550
Total	-	315
Centrica	-	275
Commodity payments, net (1)	275	335
Total Revenues	**2,555**	**3,205**
O&M, gas procurement & other	(285)	TBD
SPLNG/Total TUA	(320)	TBD
Pipeline Costs	(160)	TBD
Total Expenses	**(765)**	**TBD**
EBITDA (2)	**$ 1,790**	**TBD**
Debt Service	(505)	TBD
Distributable cash flow to CQP	**$ 1,285**	**TBD**

(1) Assumes $6.00 / MMBtu natural gas price and that Offtakers lift 100% of their full contractual entitlement. Amounts are net of estimated natural gas to be used for the liquefaction process.

(2) EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. Because we have not forecasted depreciation expense and non-operating items, we have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Note: The above represents a single financing scenario. Estimates are as of August 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

13

CHENIERE

CQP Estimated Distributable Cash Flows

($ in millions)

	Trains 1-4
SPLNG distributable cash flow	$ 365
SPL distributable cash flow	1,285
CTPL distributable cash flow	40
CQP expenses	(15)
Total distributable cash flow	**$ 1,675**
Total distributable cash flow by units (1)	
General partner	$ 295
Cheniere common units	690
Public and BX common units	690
Net cash flow per unit (1)	**$ 3.00**
***plus*: Est. CF generated at CQP from CMI SPA (2)**	**$0 - $250**

(1) Assumes the conversion of all subordinated units and Class B units to common units and assumes ~228 million of public and Blackstone common units, ~232 million Cheniere common units and 2% general partner interest and IDRs held by Cheniere.

(2) Assumes net margins of $10.00/MMBtu.

Note: The above represents a single financing scenario. Estimates are as of August 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

14

CHENIERE

Cheniere Estimated Steady State Cash Flows (With Trains 1 – 4) ($ in millions) Net Cash Flows Cheniere Energy, Inc. Distributions from CQP Management fees CEI expenses and other 985 50 (85) 950 $ $ plus: Est. CF generated at CEI from CMI SPA (1) $0 - $1,000 (1) CMI is entitled to recover all operating costs during a year before allocating profit to SPL. Assumes net margins of up to $10.00/MMBtu, which includes cost estimates for shipping. Note: The above represents a single financing scenario. Estimates are as of August 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. Annualized 15

Summary Organizational Structure

($ in millions)



No Debt
Cheniere Energy, Inc. (NYSE MKT: LNG)
Corpus Christi Liquefaction
CQP GP (& IDRs)
Cheniere Marketing
Cheniere Energy Partners, L.P. (NYSE MKT: CQP)
▪ 58% Cheniere Energy, Inc. (1)
▪ 29% Blackstone (1)
▪ 13% Public (1)
Sabine Pass LNG, L.P. (SPLNG)
Sr Secured Notes
▪ $1,666 due 2016 (7.50%)
▪ $420 due 2020 (6.50%)
Total TUA (1 Bcf/d)
Chevron TUA (1 Bcf/d)
SPL TUA (2 Bcf/d)
Creole Trail Pipeline (CTPL)
$400 Term Loan due 2017 (L+325)
SPL Firm Transport (1.5 Bcf/d)
Sabine Pass Liquefaction, LLC (SPL)
Trains 1-4 Debt
▪ $5,900 Credit Facilities due 2020 (2)
▪ $2,000 Notes due 2021 (5.625%)
▪ $1,000 Notes due 2023 (5.625%)
BG SPA (286.5 million MMBtu / yr)
Gas Natural SPA (182.5 million MMBtu / yr)
KOGAS SPA (182.5 million MMBtu / yr)
GAIL SPA (182.5 million MMBtu / yr)
Total SPA (104.8 million MMBtu / yr)
Centrica SPA (91.3 million MMBtu / yr)
CMI SPA (up to 104 million MMBtu / yr)

(1) Represents ownership interest before accretion of Class B units.
(2) Includes $4,400 million term loan facility, $1,080 million Republic of Korea ("ROK") covered facility and $420 million ROK direct facility. Interest on the term loan facility is L+300 during construction and steps up to L+325 during operation. Under the ROK credit facilities, interest includes L+300 on the direct portion and L+230 on the covered portion during construction and operation. In addition, SPL will pay 100 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These Credit Facilities mature on the earlier of May 28, 2020 or the second anniversary of Train 4 completion date.

16

CHENIERE

CMI SPA – Excess Volumes from Trains 1-4 at SPL  CMI-SPL SPA provides CMI with up to 2 mtpa of LNG delivered FOB Sabine Pass starting with the initial production from Train 1 •Maximum Annual Contract Quantity of up to 104 TBtu/year from first four trains  SPA sharing mechanic incents profit maximization • Sharing based on ranking of the net profit for each cargo, from highest to lowest: – Tranche 1: CMI pays SPL up to $3.00/MMBtu – Tranche 2: CMI pays SPL 20% of profits • Tranches shift at 18 TBtu for Trains 1&2, 36 TBtu for Trains 3&4 • CMI is entitled to recover all operating costs during a year before allocating profit to SPL  Initial deliveries anticipated to begin as early as 4Q 2015  CMI entered into three five-year time-charter contracts for LNG carriers • Delivery of first LNG carrier expected in 2015 and two additional LNG carriers to be delivered in 2016 Note: See “Forward Looking Statements” slide. LNG sold 104 Bcf Net margin $10/MMBtu Net margin $1 BN Example Annual Cash Flow on CMI SPA 17

Corpus Christi Liquefaction Project


Houston
New Orleans
Corpus Christi
Gulf of Mexico
Artist's rendition

Proposed Facility

- >1,000 acres owned and/or controlled near Corpus Christi, TX
- 3 trains, each 4.5 mtpa design capacity
- 2 berths
- 3 LNG storage tanks (~10.1 Bcfe of storage)
- ConocoPhillips' Optimized Cascade® Process

Key Project Attributes

- Marine environment conducive to receiving large tankers
  - 45 ft ship channel 13.7 miles from coast
  - Protected berth
- Premier Site Conditions
  - Established industrial zone
  - Elevated site protects from storm surge
  - Soils do not require piles
  - Local labor, infrastructure & utilities
  - Proximate pipeline interconnections to 4.5 Bcf/d receipt/takeaway capacity

All major permit applications have been filed

18
CHENIERE

Timeline & Milestones  Initiate permitting process (FERC & DOE)  Commercial agreements 2014  EPC contract 2014  Financing commitments 2015  Regulatory approvals 2014  Issue Notice to Proceed 2015  Commence operations (1) 2016/17 2018 Milestone Corpus Christi (1) Each Train is expected to commence operations approximately six to nine months after the previous train. Note: See “Forward Looking Statements” slide. T3-4 T1-2 Target Date       2015/16     Project teams in place with the same key people that developed Sabine Pass LNG and Creole Trail Pipeline on-time and on-budget Sabine Pass  T5-6  19 1H15 2018 2H14 1H15 2H14   T5: /T6:2H13 

Appendix

2012 2013 2014 2015 2016 2017 2018 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 Guaranteed Accelerated Guaranteed Accelerated Early Engineering Guaranteed Guaranteed Construction Completion Schedules Trains 1-4 Note: See “Forward Looking Statements” slide.  Current plan estimates Train 1 operational in 40 months • Bechtel schedule bonus provides incentive for early delivery • Bechtel’s record delivery was Egyptian LNG train 1, delivered in 36 months from NTP  Notice to Proceed for Trains 3&4 issued to Bechtel in May 2013 • Bechtel LSTK includes Guaranteed Substantial Completion dates of 48.5 and 57.5 months from NTP for Train 3 and Train 4, respectively BG DFCD GN DFCD KOGAS DFCD GAIL DFCD Record First LNG – Egyptian LNG T1 Accelerated Target – First LNG Train 1 Train 2 Train 3 Train 4 SPA CP Fulfillment Deadline Feb 2016 June 2016 Jun 2017 Mar 2018 21

LSTK EPC Contract with Bechtel Minimize Construction Costs and Risks

Why Bechtel

- Constructed one-third of the world's liquefaction facilities - more than any other contractor
- Top US construction contractor for 15 straight years by Engineering News-Record
- Bechtel was the EPC contractor for the regasification project at the Sabine Pass LNG Terminal, which was constructed on time and on budget

Bechtel Experience

Project name	Country	COD date	Type
Wheatstone LNG	Australia	2016	Cost reimbursable
Gladstone LNG	Australia	2015	Lump sum
Australia Pacific LNG	Australia	2015	Lump sum
Curtis Island LNG	Australia	2014	Lump sum
Angola LNG	Angola	2013	Lump sum
Equatorial Guinea LNG	Equatorial Guinea	2007	Lump sum
Darwin LNG	Australia	2006	Lump sum
Atlantic LNG	Trinidad & Tobago	2006 [1]	Lump sum
Egypt LNG	Egypt	2005	Lump sum
Kenai LNG	Alaska	1969	Construction only


Sabine Pass LNG
CHENIERE

(1) Commercial operation of Train 1 in 1999, Train 2 in 2002, Train 3 in 2003 and Train 4 in 2006.

Key Competitive and Cost Advantages

- Existing SPLNG infrastructure provides significant cost advantages
  - Jetty, pipeline, control room, ~17 Bcf storage tanks, etc.
- Economies of scale from building multiple trains
- Easy access to the Gulf Coast labor pool and we believe labor relations are strong
- Established marine and road access provide easy delivery of materials

22
CHENIERE

Regulatory Approvals LNG Export Projects  SPL Trains 1-4: FERC and DOE authorization received • DOE: Authorization to Export 2 Bcf/d – Approval to export to Free Trade Nations received in Aug. 2010 – Approval to export to Non-free Trade Nations received in May 2011 – Final order received in Aug. 2012 • FERC: Authorization to Construct – NEPA pre-filing in July 2010 – Formal application filed on Jan. 31, 2011 – Final approval obtained Apr. 2012  SPL Trains 5-6: Commenced FERC and DOE filings • Initiated FERC’s NEPA pre-filing in Feb. 2013; application expected to be completed and filed 2H13 • Filed for FTA and non-FTA authorizations with DOE to export ~2.0 mtpa under Total SPA in Feb. 2013 • Filed for FTA and non-FTA authorizations with DOE to export ~1.75 mtpa under Centrica SPA in Apr. 2013 • Received FTA authorizations from DOE to export LNG volumes under Total and Centrica SPAs in July 2013 • Non-FTA authorizations for the Total and Centrica SPAs are pending  Corpus Christi Trains 1-3: Filed FERC and DOE applications • Initiated NEPA pre-filing process in Aug. 2011 • FERC application completed and filed in Aug. 2012 • Filed for FTA and non-FTA authorizations with DOE in Aug. 2012 to export ~15.0 mtpa Received all DOE export approvals and FERC construction and operation authorization for four trains 23

Current Facility Receipt capacity from SPLNG: 2.0 Bcf/d Diameter: 42-inch; Length: 94 miles Delivery Points: NGPL, Transco, TGPL, FGT, Bridgeline, Tetco, Trunkline No compression Pipeline Modifications Delivery capacity to SPLNG: 1.5 Bcf/d Receipt points: TETCO, Trunkline, Transco One new compressor station with four new units Two new meter stations Modify existing meter stations Est ~$90MM capital cost Est in-service: 4Q2014 – 4Q2015 Creole Trail Pipeline Expansion  In May 2013, Cheniere Partners acquired CTPL from Cheniere Energy, Inc. for $480MM  CTPL secured a $400 million senior secured term loan facility  CTPL will be fully contracted with SPL; expected annual revenue of ~$80MM expected to commence with Train 1 operations 24

2012 Global LNG Supply & Demand 2012 Global LNG Capacity: ~37.3 Bcf/d Natural Gas Oil Products LNG Importers - Price Indexation Japan Crude Cocktail 2012 Global LNG Demand: ~31.5 Bcf/d No r th Ame r ica S outh Ame r ica E u r ope A sia 6.5 1.4 1.1 22 A ust r alia - 3.3 B r unei - 1.0 Indonesia - 4.6 M al a y sia - 3.0 A lge r ia - 2.7 N o r w a y - 0.6 Q a tar – 9.3 R ussia - 1.3 E g ypt - 1.6 Y emen - 1.0 Nige r ia - 2.9 T r inidad & T obago - 2.0 E qua t o r ial G uinea - 0.5 Oman - 1.4 U AE - 0.8 USA - 0.2 P e r u - 0.6 Source: GIIGNL, Wood Mackenzie 25

US Proved Non-Producing Reserves Productive Capacity from Unconventional Reservoirs Tcf Bcf/d MMB/d  Current market fundamentals in the U.S. – increased production, increased natural gas reserves and lackluster increase in natural gas demand – have created an opportunity to expand into exports – benefitting U.S. economy, creating jobs and reducing balance of trade 49 51 60 67 78 85 98 113 0 20 40 60 80 100 120 2003 2004 2005 2006 2007 2008 2009 2010 Source: EIA, US Crude Oil, Natural Gas and Natural Gas Liquids Proved Reserves, 2010. Source: Advanced Resource Intl; Cheniere Research. U.S. Natural Gas Markets 26 Includes Eagle Ford, Barnett Combo, Bakken, Permian, Anadarko, W. Marcellus, Utica, Cotton Valley, Piceance & Uinta US Natural Gas Resources Tcf Source: Potential Gas Committee, 2013; EIA, Natural Gas Proved Reserves, 2010 US Gas Consumptions vs. Production Source: EIA 2012 Natural Gas Annual. Tcf • U.S. resources increased by 75% since 2006 • Represents over 100 years of supply at current demand 0 500 1000 1500 2000 2500 3000 2006 2008 2010 2012 Shale Other 2,689 2,203 2,081 1,532 18.1 18.5 19.3 20.2 20.6 21.3 22.9 24.0 24.0 22.0 21.7 23.1 23.3 22.9 24.1 24.4 25.5 25.7 0 5 10 15 20 25 30 2005 2006 2007 2008 2009 2010 2011 2012 2013E US Gas Production US Gas Consumption

Strategically Located – Extensive Market Access to Gas

Primary Gas Sources for Sabine Pass Liquefaction

Conventional Gulf Coast Onshore; Barnett; Haynesville; Bossier; Eagle Ford



Lower 48 Recoverable Unconventional Reserves (Tcf)
Shale
CBM
Tight Gas
2000
1500
500
0
1,904
366
Total US Proved Reserves
318
1996
2012



Montana Thrust Belt
Cody
Bakken
Williston Basin
Gammon
Hilliard Baxter-Mancos
Greater Green River Basin
Uinta
Mancos
Hermosa
Piceance Basin
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Woodford
Anadarko Basin
Granite Wash
PaloDuro Basin
Fayetteville
Arkoma Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Appalachian Basin
Marcellus/Utica
Chattanooga
Black Warrior Basin
Conasauga
Barnett
Barnett Woodford
Permian Basin
Ft. Worth Basin
Haynesville Bossier
Texas Louisiana Mississippi Salt Basin
Marfa Basin
Maverick Sub-Basin
Pearsall
Rio Grande Embayment
Eagle Ford
Sabine Pass LNG
Shale Plays
Basins

	Rig Count	Production Bcf/d
Barnett	31	5.6
Haynesville	36	6.2
Eagle Ford	232	3.2
Marcellus	78	8.8
Bakken	141	0.8
Granite Wash	106	1.6

Source: Lippman Consulting and PIRA, as of May 2013

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere)
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated April 2010
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)

Multiple Local Pipeline Interconnections Provide Several Options for Access to Natural Gas Supply



Cheniere Creole Trail Pipeline
Trunkline
Kinder Morgan Louisiana Pipeline
NGPL Texas to Louisiana (bi-directional)
Transco
TETCO
Tennessee
FGT
Existing Pipeline Grid
Trunkline
Texas Eastern
Transco Z3
Pine Prairie
Texas Gas
ANR
Tennessee
Florida Gas Z2
Pine Prairie
Energy Center
Transco Z3
Columbia
Eunice
Kinder
Rayne
Trunkline
Columbia Gulf
Tennessee
Egan Storage
Liberty Gas
Storage
Targa
Sabine
NGPL
Sabine Pass LNG
NGPL
Transco
Florida Gas Z1
Tennessee
Bridgeline
Henry Hub
Jefferson Island
Storage
Grand Lake
White Lake
Sabine Lake
Cameron Prairie Nwr
Sam Houston Jones State Park
Chicot State Park
Sea Rim State Park
0 2.5 5 10 15 20 25
Miles

Source: Cheniere Research

28

CHENIERE

U.S. DOE Applications for LNG Exports*

Expected Order to be Processed (1)	Company	Date Applicant Received FERC Approval to Begin Pre-Filing Process	Quantity (Bcf/d)	Date Non FTA Received	FERC**	Contracts
	Cheniere Sabine Pass T1-T4	**8/4/2010**	**2.2**	**5/20/2011**	✓	**Fully Subscribed**
1	Freeport LNG Expansion, L.P. and FLNG Liquefaction	1/5/2011	1.4	5/17/2013	✓	T1 – T2
2	Lake Charles Exports, LLC	4/6/2012	2.0	8/7/2013		
3	Dominion Cove Point LNG, LP	6/26/2012	1.0		❖	Fully Subscribed
4	Freeport LNG Expansion, L.P. and FLNG Liquefaction	1/5/2011	1.4			
5	Cameron LNG, LLC	5/9/2012	1.7		✓	Fully Subscribed
6	Jordan Cove Energy Project, L.P.	3/6/2012	1.2/0.8		❖	
7	LNG Development Company, LLC (d/b/a Oregon LNG)	7/16/2012	1.25		❖	
8	**Cheniere Marketing, LLC (Corpus Christi)**	**12/22/2011**	**2.1**		❖	
9	Excelerate Liquefaction Solutions	11/20/2012	1.38			
10	Carib Energy (USA) LLC		0.03/0.01			
11	Gulf Coast LNG Export, LLC		2.8			
12	Southern LNG Company, L.L.C.		0.5			
13	Gulf LNG Liquefaction Company, LLC		1.5			
14	CE FLNG, LLC		1.07			
15	Golden Pass Products LLC		2.6			
16	Pangea LNG (North America) Holdings, LLC		1.09			
	Cheniere Sabine Pass T5	**3/8/2013**	**0.52**			**T5 Subscribed**
	Cheniere Sabine Pass T6					**T6 Unsubscribed**

** As of June 30, 2013. Note additional companies have filed for their DOE license; however, not all have initiated their FERC filing process.*

(1) Expected order based on DOE statements.

Source: Office of Oil and Gas Global Security and Supply, Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

** Application filed = ❖, FERC scheduling notice issued = ✓

29

CHENIERE

Projected Firm Liquefaction Capacity Additions



Nameplate Liquefaction Capacity
~ 37 Bcf/d as of YE 2012
~ 51.5 Bcf/d by YE 2018
Bcf/d
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Asia Pacific
Atlantic Basin
Skikda & Angola LNG
PNG T1 & Pacific Rubiales LNG
Gorgon T1, Curtis T1 & Donggi LNG
Gassi Touil
Curtis T2 & PNG T2
Gorgon T2, APLNG T1, SPL T1
Gladstone T1
Gorgon T3, SPL T2
APLNG T2
Ichtys T1, Wheatstone T1, Gladstone T3
Wheatstone T2, Petronas FLNG, SPL T3
Ichtys T2
SPL T4
Prelude FLNG
13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4
2013 2014 2015 2016 2017 2018

Source: Cheniere Research

30

CHENIERE

Conversion of Class B and Subordinated Units  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times: • After 83 months from issuance of EPC notice to proceed • Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion • Thirty (30) days prior to the mandatory conversion date • Within a 30-day period prior to a significant event or a dissolution  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met: • For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter • For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter 31 Class B Units: Subordinated Units: (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units ), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units.

Pro Forma CQP Ownership  Current common unit annualized distribution expected to be $1.70/unit (2)  Class B units accrete 3.5% quarterly until converted into common units (1) Unit amounts are current units outstanding, including Blackstone’s total investment of $1.5B but excluding accretion of Class B Units. (2) Currently, CQP is paying distributions on the common units and the applicable 2% distribution to the GP. Note: The above represents a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. 32 (in millions) CEI Blackstone Public Total Common units (1) 12.0 45.1 57.1 Class B units (1) 45.3 100.0 145.3 Subordinated units (1) 135.4 135.4 General Partner @ 2% 6.9 6.9 199.6 100.0 45.1 344.7 Percent of total (as of 6/30/13) 57.9% 29.0% 13.1% 100.0% Pro forma accretion YE2016 241.1 182.9 45.1 469.1 Percent of total (pro forma YE2016) 51.4% 39.0% 9.6% 100.0%

Condensed Balance Sheets As of June 30, 2013 (1) Includes intercompany eliminations and reclassifications. (2) For complete balance sheets, see the Cheniere Energy, Inc., Cheniere Energy Partners, L.P and Sabine Pass LNG, L.P. Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed with the SEC on August 2, 2013. (3) Restricted cash includes debt service reserves as required per Sabine Pass LNG indentures. Cash is presented as restricted at the consolidated level. 33 (in millions) Cheniere Energy Partners, L.P. Other Cheniere Energy, Inc. (1) Consolidated Cheniere Energy, Inc. (2) Cash and cash equivalents -$ 397$ 397$ Restricted cash and cash equivalents (3) 2,666 12 2,678 Accounts and interest receivable - 27 27 Property, plant and equipment, net 4,831 63 4,894 Goodwill and other assets 515 71 586 Total assets 8,012$ 570$ 8,582$ Deferred revenue and other liabilities 591$ (21)$ 570$ Long-term debt, net of discount 5,572 - 5,572 Non-controlling interest - 2,068 2,068 Capital (deficit) 1,849 (1,477) 372 Total liabilities and deficit 8,012$ 570$ 8,582$

Nancy Bui: Director, Investor Relations – (713) 375-5280, nancy.bui@cheniere.com Christina Burke: Manager, Investor Relations – (713) 375-5104, christina.burke@cheniere.com Investor Relations Contacts: